Exhibit 10.1
***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2.

ADDENDUM 2 TO PRODUCT PURCHASE AGREEMENT

This ADDENDUM TO PRODUCT PURCHASE AGREEMENT (the "Addendum") supplements that certain PPA PR02542-60507 effective as of the 1st of June, 2008 by and between Hewlett-Packard Company ("HP") and Dot Hill Systems Corp. There are no third party beneficiaries to this Addendum.

RECITALS

WHEREAS, HP and Supplier have previously entered into the aforesaid Product Purchase Agreement (the "Agreement") or are concurrently entering into the Agreement and this Addendum;

WHEREAS, the purpose of this Addendum is to add certain Products to the Agreement (described on Exhibit B-3), as well as pricing for those Products (set forth on Exhibit E-3); and

WHEREAS, HP and Supplier desire to supplement the Agreement as herein provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HP and Supplier hereby agree as follows:

1.1	The effective date ("Effective Date") of this Addendum is June 01, 2008.

1.2	Capitalized terms used herein, unless otherwise defined, will have the meanings given in the Agreement.

1.3	Exhibit B-3 entitled "HP Customized 5130 Storage Enclosure" and E-3 entitled "Pricing") are attached hereto and are hereby incorporated and made part hereof by this reference.

1.4	THIS ADDENDUM IS SUBJECT TO THE AGREEMENT, AND IN THE EVENT OF ANY CONFLICT BETWEEN A PROVISION OF THE AGREEMENT AND A PROVISION OF THIS ADDENDUM, THEN THE PROVISION OF THE AGREEMENT WILL GOVERN.

1.5	Termination

1.5.1	Termination or expiration of the Agreement will ipso facto terminate this Addendum.

1.5.2	This Addendum may be terminated as set forth in the Agreement.

1.5.3	Termination or expiration of this Addendum will not terminate or otherwise affect the Agreement which will continue unaffected and in full force and effect according to the terms thereof.

1.5.4
This Addendum can be executed in original, telecopied or emailed counterparts, and each counterpart will be considered an original, but all of which together will constitute one and the same instrument.

1.5.5	This Addendum will inure to the benefit of each of the party's permitted assigns or successors in interest and will be effective as of the Effective Date.

Exhibit 10.1

1.6	The Agreement continues in full force and effect; and except as may be expressly set forth in this Addendum, the Agreement is unchanged.

IN WITNESS WHEREOF, the parties, intending to be legally bound hereby, have executed this Addendum as of the Effective Date.

HEWLETT-PACKARD COMPANY		Dot Hill Systems
By:	/s/ Sue Oliviera	By:	/s/ Dana Kammersgard
Sue Oliveira		Dana Kammersgard
Vice President, BCS Supply Chain Systems		President & CEO, Dot Hill
Date:	10/16/08	Date:	8/12/08

Exhibit 10.1

EXHIBIT E -3
PRICING

Supplier will provide a Product and Parts/Spares pricing schedule for the Products described in Exhibit B-3 to HP on a quarterly basis or sooner if a price change occurs. The pricing schedule will include Supplier's part number, HP's part number, description and quarterly pricing for new Product and new and repair Parts/Spares based on HP's fiscal quarter. Supplier agrees to provide firm pricing for […***…] ([…***…]) and Supplier agrees that that the price will be re-negotiated and finalized prior to the end of the firm pricing period. Supplier agrees to provide budgetary, non-binding pricing for the following […***…]. Pricing provided is in US$ dollars.

Initial pricing is per the table below. Per unit pricing for the Product does not include freight charges from Supplier to the hub and hubbing charges. Supplier and HP will negotiate freight and hub charges independent of the pricing listed in this exhibit. All future pricing changes will be managed via a working spreadsheet submitted via HP's web based a-sourcing tool. All future price changes are automatically incorporated into this Agreement as reference.

Dot Hill Part Numbers	Description	HP Pricing Q308
[…***…]

	[…***…]	[…***…]

[…***…]

[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]

	[…***…]	[…***…]

*** Confidential Treatment Requested

Exhibit 10.1

Supplier agrees to aggressively work Product and Parts cost reduction programs and pass along […***…] to HP on a […***…] basis. Supplier agrees to an […***…] Product and Parts/Spares cost review on a […***…] basis to review and identify cost reduction opportunities. Supplier will provide a detailed cost breakdown of hub and freight charges. Supplier and HP agree to jointly work together on cost reduction opportunities.

At the end of each […***…] Supplier will send to HP a sales out report. The report will include both Supplier part number and HP part number, quantity sold […***…] and the total dollar amount […***…].

IN WITNESS WHEREOF, the parties, intending to be legally bound hereby, have executed this Exhibit as of the Signature Date.

HEWLETT-PACKARD COMPANY	Dot Hill Systems
By:	By:	/s/ Dana Kammersgard
Sue Oliveira	Dana Kammersgard
Vice President, BCS Supply Chain Systems	President & CEO, Dot Hill
Date:	Date:	8/12/2008

*** Confidential Treatment Requested